The patient investor

QUARTERLY REPORT: 12/31/15
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or midsized companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by  Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary  of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 12/31/15

									Annualized
	Quarter (%)		1-year (%)		3-year (%)		5-year (%)		10-year (%)		20-year (%)		Since inception (%)
Small/mid cap value strategy													11/06/86
Ariel Fund–Investor Class	+	7.74	–	4.10	+	15.47	+	10.43	+	6.62	+	10.43	+	11.23
Ariel Fund–Institutional Class	+	7.84	–	3.78	+	15.82	+	10.71	+	6.75	+	10.50	+	11.27
Russell 2500TM Value Index	+	2.78	–	5.49	+	10.51	+	9.23	+	6.51	+	10.14	+	10.98
Russell 2000® Value Index	+	2.88	–	7.47	+	9.06	+	7.67	+	5.57	+	9.26	+	10.20
S&P 500® Index	+	7.04	+	1.38	+	15.13	+	12.57	+	7.31	+	8.19	+	10.03
Mid cap value strategy														12/01/89
Ariel Appreciation Fund–Investor Class	+	4.78	–	6.22	+	14.04	+	10.40	+	7.56	+	10.73	+	10.67
Ariel Appreciation Fund–Institutional Class	+	4.86	–	5.92	+	14.42	+	10.67	+	7.69	+	10.80	+	10.72
Russell Midcap® Value Index	+	3.12	–	4.78	+	13.40	+	11.25	+	7.61	+	10.59	+	11.29
Russell Midcap® Index	+	3.62	–	2.44	+	14.18	+	11.44	+	8.00	+	10.22	+	11.11
S&P 500® Index	+	7.04	+	1.38	+	15.13	+	12.57	+	7.31	+	8.19	+	9.30
All cap value strategy														06/30/05
Ariel Focus Fund–Investor Class	+	1.90	–	15.39	+	9.03	+	6.48	+	3.66		–	+	4.03
Ariel Focus Fund–Institutional Class	+	1.90	–	15.19	+	9.31	+	6.69	+	3.77		–	+	4.13
Russell 1000® Value Index	+	5.64	–	3.83	+	13.08	+	11.27	+	6.16		–	+	6.36
S&P 500® Index	+	7.04	+	1.38	+	15.13	+	12.57	+	7.31		–	+	7.52
Small cap deep value strategy														01/31/11
Ariel Discovery Fund–Investor Class	–	3.10	–	26.78	–	3.48		–		–		–	–	1.32
Ariel Discovery Fund–Institutional Class	–	3.07	–	26.62	–	3.26		–		–		–	–	1.10
Russell 2000® Value Index	+	2.88	–	7.47	+	9.06		–		–		–	+	7.80
S&P 500® Index	+	7.04	+	1.38	+	15.13		–		–		–	+	12.26
International all cap strategy														12/30/11
Ariel International Fund–Investor Class	+	3.41	+	4.18	+	8.63		–		–		–	+	7.54
Ariel International Fund–Institutional Class	+	3.45	+	4.41	+	8.88		–		–		–	+	7.79
MSCI EAFE® Index (net)	+	4.71	–	0.81	+	5.01		–		–		–	+	7.96
MSCI ACWI ex-US Index (net)	+	3.24	–	5.66	+	1.50		–		–		–	+	5.13
Global all cap strategy														12/30/11
Ariel Global Fund–Investor Class	+	5.26	+	0.36	+	10.53		–		–		–	+	9.24
Ariel Global Fund–Institutional Class	+	5.27	+	0.56	+	10.80		–		–		–	+	9.52
MSCI ACWISM Index (net)	+	5.03	–	2.36	+	7.69		–		–		–	+	9.73

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 46. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Ariel brings you…

Khoa X. Ho Vice President, Investor Services

We began mailing your 2015 tax forms at the end of January, 2016. As a shareholder, you may receive one or more of the following:

Form 1099-DIV
Reports taxable ordinary income, qualified dividends and capital gains distributed to non-retirement accounts. You will not receive this form if you only have a retirement account (e.g. IRA) or your distributions per fund are less than $10.

Form 1099-B
Reports redemptions or exchanges from non-retirement accounts.

Form 1099-Q
Reports withdrawals from education savings accounts (e.g. Coverdell accounts).

Form 1099-R
Reports withdrawals from retirement accounts. This form also reports recharacterizations, rollovers, conversions or excess contribution removals.

Form 5498-ESA
Reports contributions made to Coverdell  Education Savings Accounts through the April 18, 2016 tax deadline.

Form 5498
Reports contributions made to retirement accounts through the April 18, 2016 tax deadline.

Mark Your Calendar
•	Form 1099-Q and Form 1099-R will be mailed by February 1, 2016.

•	Form 1099-DIV and Form 1099-B will be mailed by February 16, 2016.

•	Form 5498-ESA will be mailed by May 2, 2016.

•	Form 5498 will be mailed by May 31, 2016.

For more information on your tax forms, call our team today at 800.292.7435.

2	ARIEL INVESTMENTS.COM

ALL IN 3.0

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending December 31, 2015, large companies outperformed smaller ones and growth stocks beat their value counterparts. Against this backdrop, the smaller companies comprising Ariel Fund rose +7.74%, which compares quite favorably to the style-similar Russell 2500 Value Index, which earned +2.78%, as well as the Russell 2000 Value Index, which gained +2.88%—and narrowly beat the +7.04% rise of the S&P 500 Index. During the quarter, the biggest story was the powerful contribution of our consumer discretionary names—with everything from media to toy stocks strongly outperforming during the period. By comparison, our financial issues were a bit soft and marginally detracted from otherwise robust gains.

Although a lot happened during the year, 2015 is easily summed up in a few broad strokes: rates rose; oil plummeted; China crashed; and the dollar strengthened. As The New York Times rightly noted, “A robust fourth quarter couldn’t redeem the market after a year of anxiety and volatility.”1 Although Ariel Fund ended 2015 with a -4.10% loss, it outperformed the Russell 2500 Value Index, which fell -5.49% and meaningfully beat the Russell 2000 Value Index, which gave back -7.47%. In stark contrast, the “violently flat”2 S&P 500 Index eked out a +1.38% return—mostly propelled by just four mega cap tech names dubbed FANG—Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Netflix, Inc. (NFLX), and Google, Inc. a.k.a. Alphabet Inc. (GOOG).

Ariel Appreciation Fund also bested its primary and secondary benchmarks during the last three months of the year. The Fund’s +4.78% quarter-end increase outdid the Russell Midcap Value Index’s +3.12% return as well as the +3.62% rise of the Russell Midcap Index. Here again, our consumer discretionary stocks stood out and substantially absorbed some soft financial holdings. For the year, Ariel Appreciation Fund’s -6.22% loss was lower than that of the Russell Midcap Value Index, which fell -4.78%. The Russell Midcap Index fared better with a -2.44% decline.

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ALL IN—3.0

Given the stock market’s dramatic plunge in the early weeks of the New Year, looking back at 2015 actually feels outdated and misdirected. As we write, Barron’s tells us that “The U.S. stock market is off to its worst start of any year on record and the Dow industrials are on track to suffer their worst month since February 2009—just before the ultimate lows in the financial crisis were reached the following month.”3 Despite this inauspicious beginning, we want to underscore: this is not 2009, and we are not in a financial crisis. As we all know, the financial crisis was rooted in debt. Since that time, corporations, consumers and governments have substantially de-leveraged their balance sheets, which ultimately enables them to better withstand the inevitable bumps that come along the way.

“Unlike the financial melt-down, this period feels more similar to the market’s set-back in 2011.”

This is one of those “bumps,” sparked by troubles in China, with residual damage in the commodities sectors—most notably oil. But unlike the financial melt-down, this period feels more similar to the market’s set-back in 2011. At that time, improving fundamentals were usurped by sovereign debt troubles, a U.S. debt ceiling stalemate and America’s historic downgrade. Back then, the markets swooned in the third quarter and rebounded in the fourth quarter, while the S&P 500 also ended the year “violently flat.”4

Our particularly weak results in the third quarter of 2011 actually drove our resolve. At the time, we wrote in our quarterly letter, “When uncertainty devolves to chaos and then panic, when companies manage to eke out profits in a middling economy, when as one Wall Street strategist observes ‘the expectations bar is on the floor,’ it is time to buy. The problem is that most investors do not view negative returns and extreme volatility opportunistically.” We did and we bought. And some of our most contrarian picks helped propel our strong rebound from those passing market lows.

And so here we are again. Some pundits say doomsday is back and are forecasting a global recession as well as a prolonged bear market. In fact, the weekly Investors Intelligence data that tracks Wall Street bulls and bears shows that after “the latest decline the bulls were 26.8%,” which is “similar to readings shown in March 2009” when the market bottomed. USA Today proposes that “the mood shifted on Wall Street from the once-winning buy-the-dip mentality to a ‘sell the rally’ strategy.”5 This is when our research-based, contrarian tendencies kick in. Accordingly, although China’s economy has slowed a bit, fears of a growing Asian contagion seem overblown in our view. Instead, we believe the pain is most likely to be limited to companies with sizable China exposure. We take comfort in the fact that the U.S. economy is continuing to grow at a steady albeit slow pace—which is no small feat given our size. Auto sales are at record highs. Job growth remains strong. Housing continues to recover. And $2 gas serves as its own economic stimulus—a financial boon for everyday Americans who can now spend these savings on other things. Not to mention, other than energy companies, most other businesses actually benefit from cheap oil.

“Auto sales are at record highs. Job growth remains strong. Housing continues to recover. And $2 gas serves as its own economic stimulus.”

Then there are those who argue smaller companies are already in a bear market because the Russell 2000 Index is down more than -20% from its summer 2015 highs. We will be the first to acknowledge that some damage has been done. But our patient investing philosophy is forward looking. Every decision—every buy and sell—is anchored to a long-term view. As such, our optimism is rooted in our strong belief in the enduring strength and resilience of the American economy. We know bear markets follow bull markets. The good news is that “Nonrecessionary bear markets tend to be shallower and recover more quickly… [And] if there’s a silver lining, it’s that the market is a lot cheaper than it was a few months ago.”6 So once again—the third sell off in a decade—we are unambiguously declaring that we are “all in.”

4	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

During the quarter, Ariel Fund and Ariel Appreciation Fund gained a new position in integrated sports, entertainment and media business company The Madison Square Garden Co. (MSG) by virtue of its spin-off from MSG Networks Inc. (MSGN)—the company that was formerly known as The Madison Square Garden Co., which we already owned. Additionally, in Ariel Fund we purchased shares of Zebra Technologies Corp. (ZBRA), the leading global supplier of thermal printing solutions. A previous Ariel Fund holding more than a decade ago, we added this barcode maker to the Fund because we view Zebra as an industry leader with a strong management team, positioned to benefit from global demand for asset tracking solutions. Meanwhile, no companies were eliminated from Ariel Fund during the quarter but we did sell out of Sotheby’s (BID) in Ariel Appreciation Fund in exchange for better values.

“So once again—the third sell off in a decade—we are unambiguously declaring that we are ‘all in.’”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

NOT EVERYTHING THAT COUNTS CAN BE COUNTED

TIMOTHY R. FIDLER, CFA
Co-portfolio manager
Director of Research

Tim Fidler was poised to become an economics professor. He earned his BA in economics with honors from Northwestern University and graduated Phi Beta Kappa. For five years, he worked as a research associate with prestigious faculty members. He landed the perfect pre-graduate school job: creating, designing, and testing quantitative models for portfolio managers. But that’s where the numbers stopped adding up.

To hear the whole story, visit arielinvestments.com/ fidler.

1	Conrad De Aenlle, “The Party That Wasn’t,” The New York Times, January 17, 2016, BU13.
2	Ben Levisohn, “Violently Flat,” Barron’s, December 21, 2015, 9.
3	Randall W. Forsyth, “Off the Juice,” Barron’s, January 18, 2016, 7.
4	Levisohn, 9.
5	Adam Shell, “Sell-off Pushes Stocks Over Correction Cliff,” USA Today, January 14, 2016, B1.
6	Barron’s, January 18, 2016, page 11.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)
	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Consumer discretionary	32.70	9.78	10.35	14.20
Financial services	25.76	40.55	43.90	18.57
Producer durables	18.99	12.86	12.27	10.33
Health care	9.79	4.72	4.59	15.10
Materials & processing	4.97	6.08	4.30	3.11
Consumer staples	3.92	2.53	2.91	9.02
Technology	3.27	8.24	9.80	17.73
Energy	0.60	5.21	3.55	6.53
Utilities	0.00	10.03	8.33	5.41
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/15
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Fund–Investor Class	+ 7.74	– 4.10	+ 15.47	+ 10.43	+ 6.62	+ 11.23
Ariel Fund–Institutional Class+	+ 7.84	– 3.78	+ 15.82	+ 10.71	+ 6.75	+ 11.27
Russell 2500TM Value Index	+ 2.78	– 5.49	+ 10.51	+ 9.23	+ 6.51	+ 10.98
Russell 2000® Value Index	+ 2.88	– 7.47	+ 9.06	+ 7.67	+ 5.57	+ 10.20
S&P 500® Index	+ 7.04	+ 1.38	+ 15.13	+12.57	+ 7.31	+ 10.03
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15)
Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	4.7
2.	TEGNA, Inc.	4.3
3.	Interpublic Group of Cos., Inc.	4.0
4.	J.M. Smucker Co.	3.9
5.	KKR & Co. L.P.	3.8
6.	International Speedway Corp.	3.7
7.	Charles River Laboratories Intl, Inc.	3.5
8.	Laboratory Corp. of America Hldgs	3.4
9.	Brady Corp.	3.4
10.	Royal Caribbean Cruises Ltd.	3.2

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 46.

6	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, cfa
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)
	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	30.59	35.27	25.75	18.57
Consumer discretionary	25.86	8.95	17.26	14.20
Producer durables	18.48	9.02	11.80	10.33
Health care	15.86	6.20	9.50	15.10
Consumer staples	4.27	4.08	6.27	9.02
Technology	2.95	8.44	11.71	17.73
Energy	1.99	8.36	4.59	6.53
Materials & processing	0.00	6.38	6.36	3.11
Utilities	0.00	13.28	6.76	5.41
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/15
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 4.78	– 6.22	+ 14.04	+ 10.40	+ 7.56	+ 10.67
Ariel Appreciation Fund–Institutional Class+	+ 4.86	– 5.92	+ 14.42	+ 10.67	+ 7.69	+ 10.72
Russell Midcap® Value Index	+ 3.12	– 4.78	+ 13.40	+ 11.25	+ 7.61	+ 11.29
Russell Midcap® Index	+ 3.62	– 2.44	+ 14.18	+ 11.44	+ 8.00	+ 11.11
S&P 500® Index	+ 7.04	+ 1.38	+ 15.13	+ 12.57	+ 7.31	+ 9.30
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	4.6
2.	Zimmer Biomet Holdings, Inc.	4.5
3.	AFLAC Inc.	4.3
4.	J.M. Smucker Co.	4.3
5.	Northern Trust Corp.	4.2
6.	Interpublic Group of Cos., Inc.	4.0
7.	Laboratory Corp. of America Hldgs	4.0
8.	Omnicom Group Inc.	3.9
9.	First American Financial Corp.	3.6
10.	Western Union Co.	3.6

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 46.

800.292.7435	7

FOUR FACTOR HEADWINDS FROM 2015

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund gained +1.90% in the fourth quarter and trailed its primary benchmark, the Russell 1000 Value Index, which increased +5.64%, as well as the broad market as measured by the S&P 500 Index, which jumped +7.04%. Stanley Black & Decker, Inc. (SWK) and Lockheed Martin Corp. (LMT), our two largest positions, saw their stocks rise +10.61% and +5.51%, respectively. On the other hand, energy, industrial and materials companies Kennametal Inc. (KMT), Chesapeake Energy Corp. (CHK) and Mosaic Co. (MOS) declined -22.33%, -38.61% and -10.55%, respectively as they continued to perform poorly in the face of declining worldwide commodity prices.

FACTOR HEADWINDS

The performance of Ariel Focus Fund in 2015 was very disappointing. For the full year, Ariel Focus Fund declined -15.39%, behind the -3.83% slide of the Russell 1000 Value Index as well as the +1.38% gain of the S&P 500 Index. During times of underperformance we believe it is critical to understand what is not working and why. In our judgement, four disparate factors explain the vast majority of last year’s poor results: 1) momentum in stocks throughout equity markets; 2) broad weakness in value stocks; 3) fear of disinflation in contrast with our prediction of inflation; and 4) pressures on brick-and-mortar retailers. We will use the remainder of this letter to explore each of these four factors.

The silver lining of enduring these four headwinds is the resulting portfolio, which trades at a significant discount to the market both as a multiple of projected earnings and relative to our calculation of the underlying intrinsic value of our portfolio companies. When and if these factors turn, as we believe they will, we are well-positioned.

MOMENTUM IN INDIVIDUAL STOCKS

At Ariel, we believe in buying what others are selling and selling what others are buying. There is strong empirical research to demonstrate the “herd effect,” whereby individuals are excessively swayed by the opinions of those around them. We also believe the stock price of a company tends to oscillate more than the underlying intrinsic value of that company. As a result, we tend to buy stocks that have recently fallen and sell stocks that have recently risen. In technical jargon, this practice means we will tend to have “negative momentum” in our portfolios. In 2015, however, having negative momentum was a significant headwind since generally speaking; stocks that had recently gone up continued to go up. By contrast, stocks that had been weak (and thereby more attractive) continued to get weaker.

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Two of our holdings effectively illustrate this momentum effect on our portfolio. Newell Rubbermaid Inc. (NWL) had positive momentum, helping performance in 2015, while Kennametal hurt. Below we show the performance of these two stocks relative to the S&P 500 over the three years ending December 31, 2015. Note the remarkably consistent outperformance of Newell and the equally remarkable consistent underperformance of Kennametal.

Why is this momentum effect a headwind for Ariel Focus Fund? Because Newell’s stock price increased far more quickly than our calculation of the company’s intrinsic value. As a result, we reduced our position during 2015. Conversely, Kennametal’s stock declined much faster than our calculation of the company’s value. In the long run, this philosophy of buying what is out-of-favor has served our firm and our clients well. That said, our negative momentum bias hurt in 2015.

VALUE UNDERPERFORMING GROWTH

As we have often noted, academic research has shown that over the long run, a portfolio of companies trading at a low multiple of earnings will tend to outperform a portfolio of growth stocks trading at high multiples. In 2015, Ariel Focus Fund was consistently overweighted in companies trading at price-to-earnings (P/E) ratios below the broad market’s—and even the Russell 1000 Value Index’s. As has been widely reported in the financial press, value stocks significantly underperformed growth stocks in 2015. The so-called FANG stocks (Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Netflix, Inc. (NFLX), and Google, Inc. a.k.a. Alphabet Inc. (GOOG)) all trade at extremely high earnings multiples (for those with earnings). Despite their sky-high valuations, these four increased an average of +83% in 2015.

“At Ariel, we believe in buying what others are selling and selling what others are buying.”

At the beginning of 2015, the four stocks in Ariel Focus Fund trading at the lowest multiples of their estimated earnings were: Barrick Gold Corp. (ABX); Kennametal; Hanger, Inc. (HGR); and International Business Machines Corp. (IBM). These holdings declined an average of -28% in 2015. By contrast, the three stocks in the Fund trading at the highest multiple of their estimated earnings were: Snap-on Inc. (SNA); CVS Health Corp. (CVS); and Lockheed Martin. These three issues outperformed the large-cap market in 2015—indeed, we liquidated our positions in Snap-on and CVS on strength. Clearly, last year was a difficult year to invest in low P/E stocks, which we did and will continue to do.

FEARS OF DISINFLATION

We devoted our last quarterly letter to what we called “The Myth of the Strong Dollar.” We argued that the market is inappropriately focused on the strength of the U.S. dollar relative to other currencies. What is more important, we believe, is the purchasing power of the U.S. dollar, which has declined—not increased. A dollar purchases fewer months’ rent, days in the hospital and semesters of college tuition than it did a year ago. And we think a dollar is almost certain to purchase smaller quantities of those items five years from now. Yet the market’s focus on the relative strength of the dollar has sent the price of dollar-denominated commodities into a freefall. The price of copper has declined from more than $4.00 per pound in mid-2011 to roughly $2.00 today. A bushel of corn has dropped in price from more than $7.00 in early 2013 to about $3.50 today. And, most famously, the price of a barrel of oil has dropped from more than $90 in 2014 to less than $30 in early 2016. As I have discussed at length in past letters, I believe a series of factors will continue to drive the purchasing power of the dollar down in future years. This force will tend to benefit the earnings power of energy, materials and mining companies such as Mosaic, Apache Corp. (APA) and Barrick Gold as well as companies who market products to them such as National Oilwell Varco (NOV) and Kennametal.

800.292.7435	9

PRESSURE ON BRICK-AND -MORTAR HOME-FURNISHING RETAILERS

A final factor pressuring performance of Ariel Focus Fund in 2015 was the negative market sentiment around so-called brick-and-mortar retailers. In 2014, we saw an opportunity to take advantage of our outlook for increasing new home sales by initiating positions in two high-quality home furnishing retailers, namely Bed Bath & Beyond Inc. (BBBY) and Pier 1 Imports, Inc. (PIR). To illustrate the trend, we will focus on Bed Bath & Beyond, which we first purchased when it was trading at just over 11x forward earnings—a significant discount to the market and the company’s own history of trading at a market premium. Bed Bath & Beyond is one of the most respected retailers in the industry, with a reputation for excellent merchandising and aggressive investment in online sales. Since 2014, Bed Bath & Beyond’s fundamental performance has been respectable but not great. Sales at comparable stores increased approximately 1% in fiscal year 2015, far better than many retailers but below the company’s prior estimates. The stock has been unfairly punished, in our opinion. The forward P/E multiple has dropped from 11x earnings at the time of our initial purchase to 9x earnings. Bed Bath & Beyond’s online sales are growing quickly, albeit from a low base, and are offsetting the decline at brick and mortar stores. We believe new household formations will continue to increase, as young people move out of their parents’ basements and form families of their own, providing a tailwind for home furnishing retailers.

In 2015, we faced four gale force headwinds: momentum stock outperformance, growth crushing value, fears of disinflation overwhelming our own predictions of inflation, and growing negative sentiment toward home furnishing retailers. The result was very disappointing performance in 2015, but a portfolio ending the year at a very attractive valuation as measured by a multiple of projected earnings and our calculation of discount to private market value.

PORTFOLIO COMINGS AND GOINGS

In the last quarter of the year, we acquired one new security in Ariel Focus Fund. We purchased global private equity firm KKR & Co. (KKR), a prior holding in Ariel Focus Fund and a current holding in Ariel Fund and Ariel Appreciation Fund. KKR is one of only a handful of firms that possess the size and organizational structure to benefit not only from the continued high level of institutional interest in alternative assets, but also from still attractive corporate valuations and near all-time low interest rates. KKR retains an extensive track record of strong performance across all types of economic and financial conditions. We did not eliminate any positions during the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy
Portfolio manager

HE WAS A FRUGAL FIVE-YEAR- OLD

CHARLES K. BOBRINSKOY
Portfolio manager

Charlie Bobrinskoy learned to be frugal at a young age. It was a value instilled in him by stories his grandfather told of losing everything in war torn Russia and subsequently immigrating to the United States. Sitting on his grandfather’s knee, he heard recollections of unimaginable hardship and loss; but also hard work and steady achievement. Sometimes startling, often cautionary, the stories pointed to thrift as a master strategy of both survival and success.

To hear the whole story, visit arielinvestments.com/ bobrinskoy.

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	25.49	30.61	18.57
Health care	19.04	11.93	15.10
Technology	16.56	11.07	17.73
Producer durables	14.23	9.98	10.33
Energy	11.12	12.34	6.53
Consumer discretionary	7.27	6.25	14.20
Materials & processing	6.29	3.14	3.11
Consumer staples	0.00	6.03	9.02
Utilities	0.00	8.65	5.41
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/15
	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	+ 1.90	– 15.39	+ 9.03	+ 6.48	+ 3.66	+ 4.03
Ariel Focus Fund–Institutional Class+	+ 1.90	– 15.19	+ 9.31	+ 6.69	+ 3.77	+ 4.13
Russell 1000® Value Index	+ 5.64	– 3.83	+ 13.08	+ 11.27	+ 6.16	+ 6.36
S&P 500® Index	+ 7.04	+ 1.38	+ 15.13	+ 12.57	+ 7.31	+ 7.52
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) 1	Net	Gross
Investor Class	1.00%	1.37%
Institutional Class	0.75%	1.07%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	6.1
2.	Lockheed Martin Corp.	5.6
3.	Western Union Co.	5.6
4.	Oracle Corp.	5.4
5.	International Business Machines Corp.	5.1
6.	Laboratory Corp. of America Hldgs	4.6
7.	Exxon Mobil Corp.	4.4
8.	Johnson & Johnson	4.3
9.	Goldman Sachs Group, Inc.	4.1
10.	Zimmer Biomet Holdings, Inc.	4.1

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class. Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 46.

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UNDERFOLLOWED, UNLOVED AND UNDERVALUED

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/15
Since
	4Q15	1-year	3-year	inception*
Ariel Discovery Fund	– 3.10%	– 26.78%	– 3.48%	– 1.32%
Russell 2000® Value Index	+ 2.88	– 7.47	+ 9.06	+ 7.80
S&P 500® Index	+ 7.04	+ 1.38	+ 15.13	+ 12.26
*	The inception date for Ariel Discovery Fund is 01/31/11.

Our bear market continued in the fourth quarter, finishing off the worst year of both absolute and relative performance in my career. While some stocks reacted well to positive news (see ORBCOMM below), a major disappointment at Pendrell Corp. (PCO) (losing a patent lawsuit to Apple Inc. (AAPL)) and apparent tax-loss selling in some holdings kept the portfolio deeply in the red for the year.

Throughout this tough stretch, we have maintained that our companies have generally fared well, despite their falling stock prices. This continued to be true in the quarter, and we believe the aggregate fair value of our holdings is essentially unchanged from a year ago. We think the best way to demonstrate our extraordinary optimism going forward is to share details on several of our largest, highest-conviction holdings.

ORBCOMM, Inc. (ORBC) – Owned since 2010, this machine-to-machine (M2M) communications company had an exciting finish to 2015. The last 11 satellites of its OG2 constellation were successfully launched into orbit by Elon Musk’s SpaceX in late December. ORBCOMM generated valuable publicity by being part of the first commercial launch to land its rocket intact on Earth. ORBCOMM stock returned +29.75% for the quarter and +10.70% for the year, yet we believe investors are only beginning to recognize the value of this company.

•	With its full satellite constellation working in tandem with its legacy network, ORBCOMM will have a 10-year or longer CapEx holiday.1

•	Free cash flow is expected to become both significant and predictable, which should lead to a higher valuation.

12	ARIELINVESTMENTS.COM

•
CEO Mark Eisenberg, whose family controls 3.5% of outstanding shares, has led a smart acquisition strategy. SkyWave and InSync Software, both purchased roughly one year ago, have helped make ORBCOMM a complete solutions provider with hardware, software and communications offerings.

•	As noted by Northland Capital Markets analyst Michael Latimore, ORBCOMM is now the only pure space-based enterprise Internet of Things (IoT) company.

•	Even after rising +29.75% this quarter, the stock was trading at a 39% discount to our fair value estimate—which likely rises after confirmation that the new satellites are fully operational.

“Throughout this tough stretch, we have maintained that our companies have generally fared well, despite their falling stock prices.”

Cowen Group, Inc. (COWN) – We wrote about this top holding in April 2014 as our favorite stock—before trimming it as it shot upwards in 2014 and early 2015. It fell -40.16% in the second half of 2015, so we rebuilt the position. Today, at its current valuation, it is a true favorite.

•	Cowen remains underfollowed and misunderstood; Wall Street fails to appreciate the fact that Ramius, the more than $13 billion alternative asset manager, is the driving force behind the company.

•
Management, led by CEO Peter Cohen and President Jeff Solomon, continues to hold a big stake in the company and has repeatedly shown great capital allocation discipline—making opportunistic acquisitions and repurchasing shares at clear discounts to asset value.

•	The leadership team has also executed an impressive turnaround of Cowen and Company, the growth-oriented broker-dealer Ramius acquired in a reverse merger in 2009.

•	Focused on alpha generation through active management, both within Ramius and in broker-dealer services to its clients, the combined group is poised for continued improved results over the long term.

•	Despite a bright future, Cowen Group stock trades at barely over 50% of book value, and a full 56% below our fair value estimate, which has grown steadily and is likely to continue doing so.

“We think the best way to demonstrate our extraordinary optimism going forward is to share details on several of our largest, highest-conviction holdings.”

RealNetworks, Inc. (RNWK) – Our favorite name in April 2015 has fallen despite what we consider real progress reinventing itself as a digital media company, a meaningful increase in intrinsic value, and a massive discount to our sum-of-the-parts valuation.

•
It has a 43% stake in Rhapsody. Carried on RealNetworks’ books at $0, Rhapsody now has more than 3 million paid subscribers, up from 2 million in the summer of 2014. The recent decision by the Beatles to include their catalog on Rhapsody and eight other streaming services adds further legitimacy to streaming as the music distribution method of the present and future.

•	We expect RealNetworks to monetize this “hidden in plain sight” asset fairly soon. We think it alone is worth much more than the current $150 million market capitalization of the whole company.

•
Recent developments in the core business add to our confidence, notably a partnership deal with Verizon Communications Inc. (VZ) for the RealTimes photo montage service, and the decision to sell its Slingo and social casino games business for $18 million.

800.292.7435	13

•
Finally, we continue to be impressed with the leadership shown by founder Rob Glaser. Clearly incentivized by his 35% ownership, he has refocused the company for potential growth while dramatically cutting costs and reducing cash burn.

•	Trading at less than 1/3 of our estimated fair value, RealNetworks remains the “stock I would own if I could only own one.”

“These four holdings, while vastly different companies, share being underfollowed, unloved and undervalued.”

Rosetta Stone Inc. (RST) – This well-known language education software provider has made recent strides, yet its stock is near all-time lows. Under the leadership of a revitalized board and interim CEO John Haas, the company has focused on its Enterprise & Education business while shrinking the consumer business to home in on the serious learner willing to pay for a truly premium product.

•
Lexia Learning is the overlooked crown jewel of the company, as its literacy software had bookings growth of 72% in the most recent quarter. Given its 90% renewal rates and likely 35% annual growth rate, we think it should be worth more than the whole company’s current enterprise value of roughly $100 million.

•
The overall institutional business grew 12% in the last quarter and constituted more than 50% of total revenue for the first time in company history. We are confident that with the new platform’s stronger assessment tools and under the focused leadership of Judy Verses, this business will join Lexia as a powerful growth engine.

•
Finally, we think the company will do well on its own but believe it is a likely acquisition candidate. The powerful brand and successful shift to institutional users make the stock deeply undervalued. The company is reviewing strategic alternatives after receiving at least one indication of interest last year.

•
The stock trades at half of our estimated fair value, and we believe any deal would likely be at a premium to that level. These four holdings make up roughly 22% of Ariel Discovery Fund at year-end. While vastly different companies, they share being underfollowed, unloved and undervalued. On average we believe they finished the year at a 54% discount to their current intrinsic value. And we expect each of these to grow intrinsic value going forward. While we do own a few cheaper names, these represent the cream of the crop—stocks of good companies led by terrific and properly incentivized managers and directors. High discounts and high conviction levels abound in this group.

PORTFOLIO UPDATE

Top performers during the quarter included ORBCOMM, up +29.75%, Century Casinos, Inc. (CNTY), which returned +26.50%, and CSW Industrials Inc (CSWI), gaining +22.31% after it spun-off of our current holding, Capital Southwest Corp. (CSWC). On the downside, Rentech, Inc. (RTK) lost -37.14%, Imation Corp, (IMN) was down by -35.68%, and Kindred Biosciences, Inc. (KIN) fell -34.62%. Imation in particular appeared to be hit by tax-loss selling, as we believe the new leadership team made significant progress since taking control earlier this year in a proxy battle where they had our support.

For the full year, the top performers were Multi-Fineline Electronix, Inc. (MFLX), returning +63.67% before it was sold, Century Casinos, up +54.06%, and POZEN Inc. (POZN), which gained +38.50% before our final sale. Detractors included Contango Oil & Gas Co. (MCF), down -78.08%, Erickson Inc. (EAC), which lost -75.42%, and Rubicon Technology, Inc. (RBCN), falling by -75.05%. As was the case with so many low price-to-book stocks, these three were completely discarded by the market as the year went on. The average price-to-book of these three at year-end was a staggering 0.29 times.

14	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

There was one deletion from the portfolio during the quarter, as we eliminated AV Homes, Inc. (AVHI). While we continue to see a moderate discount to fair value in the stock, the company’s increasingly levered balance sheet and aggressive acquisition strategy make us less confident the value will be realized. We gained a new position in our small cap deep value portfolio in industrial manufacturer CSW Industrials Inc after it spun-off of our current holding, Capital Southwest Corp. We actively added one new name:

•
Skullcandy, Inc. (SKUL) – this headphone producer has a well-established lifestyle brand, and also owns the dominant Astro gaming headphone line. Since joining Skullcandy as CEO in 2013, former Nike executive CEO Hoby Darling has successfully increased product quality and improved operations. Skullcandy currently trades at just 0.8x book value, despite being profitable and maintaining a debt-free balance sheet with excess cash.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

RUNNING HIS OWN RACE

DAVID M. MALEY Lead portfolio manager

David Maley ran his first marathon at the age of 15. A self-described, “distance running fanatic,” he continued to run long distance races as a finance student at Notre Dame and while earning his MBA at the University of Chicago. Over time, he found that experience made him a better distance runner. Indeed, his fastest marathon was at the age of 42, when he clocked a time of 2:42:44, besting his time as a 15 year old by 37 minutes.

If you ask David why he was able to run a faster marathon at 42 than at 15, he’ll tell you about learning to “run his own race.” Practically, this means having the grit to patiently grind out the miles. Psychologically, it means something bigger. It means focusing on the preparation instead of the finish line, the process instead of the outcome. It means running against himself instead of the crowd.

To hear the whole story, visit arielinvestments.com/ maley.

1 A CapEx holiday is a period in which a company has little to no required capital expenditures.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Consumer discretionary	23.49	10.35	14.20
Technology	23.38	9.80	17.73
Producer durables	15.03	12.27	10.33
Financial services	10.40	43.90	18.57
Utilities	10.22	8.33	5.41
Materials & processing	9.12	4.30	3.11
Energy	5.82	3.55	6.53
Health care	2.54	4.59	15.10
Consumer staples	0.00	2.91	9.02
†   Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 12/31/15

Since
	Quarter	1-year	3-year	inception
Ariel Discovery Fund–Investor Class	– 3.10	– 26.78	– 3.48	– 1.32
Ariel Discovery Fund–Institutional Class+	– 3.07	– 26.62	– 3.26	– 1.10
Russell 2000® Value Index	+ 2.88	– 7.47	+ 9.06	+ 7.80
S&P 500® Index	+ 7.04	+ 1.38	+ 15.13	+ 12.26
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) 1	Net	Gross
Investor Class	1.25%	2.10%
Institutional Class	1.00%	1.29%

Top ten equity holdings (% of net assets)
1.	ORBCOMM, Inc.	7.2
2.	Century Casinos, Inc.	6.1
3.	RealNetworks, Inc.	5.5
4.	Cowen Group, Inc.	4.9
5.	Rosetta Stone Inc.	4.2
6.	SeaChange Intl, Inc.	4.0
7.	XO Group Inc.	3.8
8.	Landec Corp.	3.1
9.	Brooks Automation, Inc.	2.8
10.	PCTEL, Inc.	2.7

+
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 46.

16	ARIELINVESTMENTS.COM

AVOIDING COMPLACENCY AND EMBRACING VOLATILITY

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The markets have had a rocky start in 2016, making us all the more pleased with the 2015 performance of our global portfolios. For the most part, our portfolios fell a bit short in the fourth quarter’s year-end rally but outperformed over the course of the down year. Indeed, our global strategies managed a rare feat in 2015: they posted gains while their benchmarks fell.

Specifically, over the last three months, Ariel International Fund advanced +3.41%, trailing the MSCI EAFE Index, which rose +4.71%, but finished slightly ahead of the MSCI ACWI ex-US Index’s +3.24% return. For the year, Ariel International Fund gained +4.18%, finishing well ahead of the MSCI EAFE Index’s -0.81% loss as well as the MSCI ACWI ex-US Index’s -5.66% drop. For the quarter, Ariel Global Fund jumped +5.26%, as compared to the MSCI ACWI Index, which advanced +5.03%. Over the past year, Ariel Global Fund inched up +0.36%, which compared favorably to the MSCI ACWI Index’s -2.36% retreat.

It is rare for a portfolio to post a positive return when its primary benchmark falls. One key way to do so—one that has guided much of our contrarian investment philosophy over the last few years—is to understand that volatility can be the friend of the long-term investor, just as it is often the enemy of the short-term investor. Indeed, we think one of the best times to find value and opportunity is in volatility.

Academics consider it axiomatic that if two assets have identical returns, investors will prefer the one with lower volatility. Like many academic constructs, this one is handy in theory but unhelpful in reality. We can know with certainty what the return and volatility patterns of an asset are historically, but we can never know what those patterns will be going forward. All too often, investors—even (or especially) sophisticated ones—apply this truism to returns but not to volatility. Many happily project volatility far into the future, either implicitly or explicitly. In the aftershocks of the 2007-2009 financial crisis, investors developed a keen preference for stability, one that morphed into an obsession of sorts. This risk aversion has played out across the major asset classes, including stocks and bonds.

In the wake of the crisis, global bond yields have cratered to historically low levels as investors continued to think of bonds as “safe havens.” Yet safe havens can be far more risky than imagined. Indeed, one root cause of the crisis was supposedly low-volatility but higher-yielding mortgage bonds, which masked huge credit risks that were fully realized as capital losses. It was not just the unsophisticated investor hurt by these ultimately near-worthless bonds. Investment banks and other financial institutions used these bonds to estimate maximum, short-term losses firm-wide. Because these entities depended heavily on historical volatility, their calculations were woefully inaccurate. The result? Plenty of failures and bailouts and pain. And yet, the lessons available to everyone from the 2007-2009 crisis seem to have gone unlearned. The rush into fixed-income caused ultra-low yields across various types of bonds. Low yields means high prices, also known as valuation risk. Moreover, investors seemed to quickly forget what happens when you buy bonds with higher yields: if you are not careful you may be lending to those completely unable to repay their debt. Ultimately, the Greek crisis was a repeat of this fundamental mistake.

800.292.7435	17

“In equity investing, there are many supposed harbingers of stability, and one of the most watched is the apparent stability of earnings.”

Of course at Ariel we are equity investors, not bond investors. In equity investing, there are many supposed harbingers of stability, and one of the most watched is the apparent stability of earnings. Academic research has shown that companies providing forward earnings guidance on balance have higher valuations than firms that decline to forecast results. In other words, companies professing predictability become associated with stability, thereby garnering a higher valuation. In our view, when things go well for such companies, they can become “priced for perfection,” that is, their prices reflect a highly favorable environment, exceptional execution, and so forth. Prudent and experienced investors know, however, that every company, no matter how great, will face headwinds, competition and change. So, when valuations leave no room for such problems, stocks can plummet. Our own take on Warren Buffett’s wise counsel to “be fearful when others are greedy,” is to be fearful when others are complacent.

To our minds, global equity investors have indeed become broadly complacent in recent years. The preference for low-volatility stocks has been hard to ignore. For instance, the 30-day standard deviation levels of the S&P 500 Index, the MSCI EAFE Index, and the MSCI ACWI Index have tended to be in the 10% to 15% range for the better part of two decades. In the 2004 to 2006 period that preceded the financial crisis, these same deviations often sunk to 5%. Just a year after the crisis, when volatility levels spiked to more than 40%, they again plummeted back down to 5%. In addition, the disparity between various sectors also compressed. That is, most of the time you will see great differences between the most volatile and least volatile sectors. Dating back to 1996, the smallest difference between the most jumpy and least jumpy sector was 5%. In the past two years, the range tightened to just 2%. As one example, investors have been bidding up consumer staples stocks, which tend to have higher yields and historically more steady earnings, while discounting consumer discretionary stocks. Consumer staples stocks have recently traded at a premium to consumer discretionary fare around the globe, due to perceived stability. Yet that ostensible stability can come at the expense of growth, and of course it can also turn out to be a mirage.

With that as backdrop, we have attempted to zig where the market has zagged. Contrarian investing, in our view, demands a willingness to embrace volatility when you are paid for it and a similar discipline to shun stability when you must overpay for it. So, in the past few years, we have specifically looked for opportunities in volatile stocks.

“Our own take on Warren Buffett’s wise counsel to ‘be fearful when others are greedy,’ is to be fearful when others are complacent.”

Of course, we are not simply seeking out just any jumpy stock. We continue to apply some other key philosophical tests: prefer low-expectation companies over high-expectation companies; seek stocks that are out-of-favor rather than glamorous ones; favor stocks that are misunderstood and therefore mispriced. So, what opportunities have we been finding lately? Recently we have added to positions in Michelin (CGDE), Baidu, Inc. and American Express Co. in various portfolios. Mind you, we also will lighten up on stocks that no longer seem to be low-expectation, out-of-favor, undervalued securities. Along those lines, we have lightened up on Ryanair Holdings plc, SAP SA and SGS SA.

18	ARIELINVESTMENTS.COM

“Contrarian investing, in our view, demands a willingness to embrace volatility when you are paid for it and a similar discipline to shun stability when you must overpay for it.”

We remain concerned about a scarcity of growth in the world. Emerging markets, which were the main drivers of global growth a few years ago, are now proving to be the biggest detractors. Developed markets continue to face disinflationary or deflationary pressures and growth remains anemic at best, despite attempts to kick start the economy through both fiscal and monetary stimulus. In a market that lacks obvious support from macro tailwinds or low valuations, and where high-growth expectations are unlikely to be met, a passive index may struggle, but active managers can still shine by carefully selecting exposures with superior risk reward profiles. As you know, that description matches our intended strategy.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

A BORN INVESTOR

RUPAL J. BHANSALI
Portfolio manager

Coming from a long line of bankers and brokers, Rupal Bhansali grew up on stock stories instead of fairy tales. Eager to enter the world of finance, she learned accounting by the age of 16 and began working in the field right out of high school. By age 24, she had edited prospectuses, calculated residual values on lease portfolios and learned how to trade foreign exchange.

To hear the whole story, visit arielinvestments.com/ bhansali.

PEOPLE & PROMOTIONS

“Few things are more gratifying than watching teams excel. Such has been the case with our New York-based research team—whose exemplary results have ranked them amongst the best performing managers since the launch of our international and global portfolios in 2011. Accordingly, we are delighted to announce a number of important promotions that reflect their game changing contribution to our firm.”

-John W. Rogers, Jr., Chairman and CEO Mellody Hobson, President

To read more about these promotions, visit arielinvestments.com.

Investing in equity stocks is risky and subject to the volatility of the markets. Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

800.292.7435	19

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings*† (%)
	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	20.76	5.24	8.20
Financials	18.64	25.61	27.11
Consumer staples	15.47	11.89	10.77
Telecommunication services	15.38	4.92	5.16
Health care	12.62	11.90	9.57
Consumer discretionary	11.08	13.20	12.15
Industrials	2.61	12.63	11.20
Energy	2.25	4.53	5.94
Utilities	0.95	3.75	3.48
Materials	0.24	6.35	6.42
*
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/15
	Quarter	1-year	3-year	Since inception

Ariel International Fund–Investor Class	+ 3.41	+ 4.18	+ 8.63	+ 7.54
Ariel International Fund–Institutional Class	+ 3.45	+ 4.41	+ 8.88	+ 7.79
MSCI EAFE® Index (gross)	+ 4.75	– 0.39	+ 5.46	+ 8.44
MSCI EAFE® Index (net)	+ 4.71	– 0.81	+ 5.01	+ 7.96
MSCI ACWI ex-US Index (gross)	+ 3.30	– 5.25	+ 1.94	+ 5.60
MSCI ACWI ex-US Index (net)	+ 3.24	– 5.66	+ 1.50	+ 5.13
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) 1	Net	Gross
Investor Class	1.26%	3.49%
Institutional Class	1.01%	2.68%

Top ten companies^ (% of net assets)

1.	GlaxoSmithKline plc	5.5
2.	Deutsche Boerse AG	5.0
3.	China Mobile Ltd.	5.0
4.	Nokia Corp.	4.4
5.	Roche Holding AG	4.3
6.	Ahold N.V.	3.9
7.	Reckitt Benckiser Group plc	3.5
8.	Baidu, Inc.	3.5
9.	Dialog Semiconductor plc	2.8
10.	Philip Morris Intl, Inc.	2.5

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings† (%)
UK	20.69
Japan	15.26
Germany	13.21
China	10.82
Switzerland	10.23
Netherlands	5.47
Finland	5.39
France	5.15
United States	4.91
Canada	3.22
Italy	1.13
Spain	0.83
Ireland	0.57
Sweden	0.56
Israel	0.54
Singapore	0.53
Hong Kong	0.48
Austria	0.38
Luxembourg	0.34
Chile	0.19
UAE	0.10

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. For the year ended 9/30/15, the net expense ratios for both Classes of the Fund rounded above the expense caps due to interest expense which is excluded from the expense reimbursement. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings in the Fund and exclude cash and ETFs.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 46.

20	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings*† (%)
	Ariel Global Fund†	MSCI ACWI Index
Health care	23.53	12.53
Information technology	22.20	14.84
Telecommunication services	14.00	3.72
Financials	12.76	21.56
Consumer discretionary	12.13	12.95
Consumer staples	6.91	10.24
Utilities	4.41	3.17
Energy	2.67	6.19
Industrials	1.19	10.29
Materials	0.20	4.53
*
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/15
	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	+ 5.26	+ 0.36	+10.53	+ 9.24
Ariel Global Fund–Institutional Class	+ 5.27	+ 0.56	+10.80	+ 9.52
MSCI ACWISM Index (gross)	+ 5.15	– 1.84	+ 8.26	+10.32
MSCI ACWSM Index (net)	+ 5.03	– 2.36	+ 7.69	+ 9.73

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) 1	Net	Gross
Investor Class	1.25%	2.71%
Institutional Class	1.00%	1.30%

Top ten companies^ (% of net assets)
1.	Gilead Sciences, Inc.	6.8
2.	Baidu, Inc.	6.3
3.	Microsoft Corp.	6.2
4.	GlaxoSmithKline plc	5.7
5.	China Mobile Ltd.	5.0
6.	Roche Holding AG	4.9
7.	Southern Co.	3.7
8.	Deutsche Boerse AG	3.4
9.	Verizon Communications Inc.	3.2
10.	Harman Intl Industries, Inc.	3.1
^    For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings† (%)
United States	44.60
China	12.38
United Kingdom	9.23
Switzerland	7.30
Japan	6.41
Germany	6.19
France	3.69
Finland	2.32
Netherlands	2.31
Canada	1.81
Chile	1.06
Brazil	0.52
Italy	0.37
Spain	0.29
Hong Kong	0.29
Singapore	0.29
Turkey	0.27
Mexico	0.22
Israel	0.15
Peru	0.15
Sweden	0.10
Thailand	0.05

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings in the Fund and exclude cash and ETFs.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 46.

800.292.7435	21

KKR & Co. L.P. (NYSE: KKR) 9 West 57th Street, Suite 4200 New York, New York 10019 877.610.4910 | kkr.com

Founded in 1976 and led by Henry Kravis and George Roberts, KKR & Co. L.P. (KKR) is a leading global investment firm with $98.7 billion in assets under management as of September 30, 2015. The company seeks to create value by bringing operational expertise to its portfolio companies.

A LEADING GLOBAL FRANCHISE

With its 39-year operating history as one of the largest private equity firms in the world, we view KKR as a leading franchise with the ability to leverage its scale, market position and ability to gather assets through its fundraising. Pension plans, insurers and sovereign wealth funds are increasing their hunt for yields in a low interest rate environment. This means additional funds are being committed to alternative managers in the hopes of achieving returns that beat bonds or public stocks. We believe that KKR is one of a handful of firms that have the size and organizational structure to capitalize on this trend. KKR possesses a corporate culture that creates an atmosphere that rewards independent thinking, and its track record reflects this inherent strength.

MANAGING THROUGH MARKET VOLATILITY

The recent volatility in global equity and credit markets has weighed on KKR’s stock performance. Private equity is an inherently cyclical business. Volatility within the debt and equity markets increases both the opportunities and risks associated with private equity, affecting the performance of funds that invest in the asset class. However, private equity is also a long-term and illiquid asset class. Unlike publicly traded mutual funds, such as the Ariel mutual funds, investors (or limited partners) are subject to terms in which their investment is locked up for many years. However, for the private equity investment manager, this provides a steady recurring income stream from management fees. Fees associated with KKR’s funds help provide stability, especially during market or  industry downturns. Credit dislocations have also historically provided an attractive opportunity for KKR to deploy capital. With a record $27 billion in “dry powder” (funds to invest) in its most recent reported period, the firm should be well-positioned to invest capital opportunistically in 2016.

EFFECTIVE CAPITAL MANAGEMENT

Last October, KKR announced a strategic shift in its capital management priorities. Specifically, it announced a move from a variable quarterly distribution to a fixed distribution of $0.16 per unit per quarter. The change may allow KKR to better participate in the growth of its business. Additionally, KKR announced its first ever share repurchase program. This $500 million share authorization represents approximately 7% of the Company’s publicly-traded outstanding units based on its year-end closing price. We believe the stock trades at a substantial discount to intrinsic value, and look forward to management repurchasing its shares following its upcoming earnings release.

VALUATION GREATER THAN THE SUM OF ITS PARTS

We acknowledge there is little consensus as to how to value alternative asset managers. Economic net income is volatile and difficult to predict because of mark-to-market gains and losses. The performance fees that the firm receives on realized and unrealized gains are also difficult to predict quarter to quarter.  However, given the “sum of the parts,” we believe KKR is significantly undervalued. With partners’ capital of approximately $12 per unit and nearly $6 of value in estimated fee-related earnings, the stock is trading at an attractive discount. At December 31, 2015, the stock closed at $15.59, which represents an approximate 48% discount to our private market value of $30.

22	ARIELINVESTMENTS.COM

Mattel, Inc. (NYSE: MAT) 333 Continental Boulevard El Segundo, CA 90245 310.252.2000 | mattel.com

A MARKET LEADER WITH ICONIC BRANDS

Founded in 1945 and based in El Segundo, CA, Mattel is the market leader in the global toy industry. Its portfolio of iconic brands include Barbie, Fisher-Price, and Hot Wheels, while newer brands such as American Girl, MEGA Brands, and Monster High have gained popularity. Mattel also licenses brands from content providers such as Disney (Frozen, Disney Planes, Toy Story, Pixar), WWE (World Wrestling Entertainment) and Time Warner (DC Comics). These brands, combined with Mattel’s scale and resources, are difficult to replicate, especially given the challenging toy industry.

CRACKS IN THE FOUNDATION

Beginning in early 2013, a string of earnings misses fueled by deteriorating sales in some of Mattel’s core brands raised concerns over the company’s brand relevance in an increasingly digital world. In the eyes of the consumer, the brands felt tired and in some cases, even evoked controversy. Barbie, the company’s most iconic and one of its most profitable brands, had become synonymous with materialism and superficiality and failed to resonate with mothers and daughters alike. Monster High, a doll property that grew into the #2 fashion doll brand in the US, and Fisher-Price, the “go to” toddler and preschool brand, began to show cracks. Compounding these issues was the loss of an important Disney license to its biggest competitor, Hasbro. Mattel was forced to liquidate excess inventory at discounted prices and retailers reduced shelf-space dedicated to its products. The stock suffered a 50% decline from 2013 through the beginning of 2015, which was punctuated by the dismissal of its CEO.

REVITALIZATION, TRANSFORMATION AND INNOVATION

Since then, however, a newly installed management team, led by new CEO and long-time Mattel board member Chris Sinclair, has laid a framework that has the company poised for a turnaround. Mr. Sinclair brought back Richard Dickson, who is credited with revitalizing Barbie before leaving Mattel in 2010, to help spearhead the transformation. The primary task at hand is to revitalize Mattel’s core brands by increasing their relevance through innovation and brand repositioning. Children today are more technologically reliant than ever and Mattel is focused on adapting its brands for the increasingly digital world. This includes partnering with well-known intellectual property companies such as Google to enhance innovation; the toymaker community to promote an entrepreneurial culture; and popular content owners such as DC Comics to expand its product lines. Mattel will also extend the reach of its physical toys by creating and distributing content on kid-popular media such as Netflix and YouTube. This plan is starting to show traction across the portfolio as sales and retail shelf losses have stabilized. Mattel’s innovative approach can be best exemplified by the new Hello Barbie, which uses artificial intelligence to allow girls to converse with the doll. Supporting Barbie is a revamped marketing message that focuses on empowering young girls, which has been extremely well received.

LOOKING FORWARD WITH CONFIDENCE

While we are encouraged by the positive short-term progress, we realize that this turnaround will likely be a multi-year process. Mattel will almost certainly experience some bumps in the road, but we are confident in new management and the long-term viability of its brands. As of December 31, 2015, shares traded at $27.17, a 12.0% discount to our current private market value of $30.81.

800.292.7435	23

Skullcandy, Inc. (NASDAQ: SKUL) 1411 West Ute Boulevard, Suite 250 Park City, UT 84048 435-940-1545 | skullcandy.com

Founded in 2003, Skullcandy is a headphone producer with a well-established lifestyle brand. Skullcandy makes and distributes headphones, earbuds, speakers and accessories in domestic and international markets. In 2011, Skullcandy expanded its product offerings through the strategic acquisition of Astro Gaming, a powerful brand in the rapidly growing gaming headphone industry. Today, margin pressures at Skullcandy and skepticism with regard to the firm’s growth prospects have negatively impacted the stock’s performance. However, investors’ near-term consensus ignores management’s focus on strategically growing the business for long-term stability, providing us with an attractive entry point.

STRONG BRAND AWARENESS

Skullcandy is the original audio lifestyle brand marketed to athletes and youths. Former and current brand ambassadors include Kate Upton, Derrick Rose, and Travis Rice. With the aid of various ambassadors, Skullcandy is a top headphone brand within the United States. In 2014, Skullcandy sold more headphone units within the United States than any competitor. Skullcandy is working to grow its brand awareness in international markets. In December 2015, Skullcandy launched a new flagship store strategically located in the fashion district in Tokyo. Known for its edgy and creative brand, Skullcandy stands out in the competitive audio industry.

DEEP VALUE CHECKLIST

Ariel Discovery Fund’s deep value strategy seeks to identify effective management teams, whose incentives are properly aligned with investors. Since joining Skullcandy as CEO, Hoby Darling, a former Nike executive, has increased product quality and improved operations. When Mr. Darling was named CEO in 2013, he focused Skullcandy on marketing its products at a lower point in order to combat competition from Beats, Sony, and Bose. His direction proved effective: in 2014, Skullcandy was the market leader in the United States in the less than $200 headphone price point category. In addition to successfully implementing and executing past initiatives, management is interested in strategically and conservatively growing Skullcandy in order to adapt to future changes in audio technology and consumer style preferences. Ariel Discovery Fund’s deep value strategy also seeks companies with significant asset value, which we believe can provide a margin of safety+. Skullcandy currently trades at 0.9x book value, despite being profitable and maintaining a debt-free and cash-rich balance sheet.

A LONG -TERM VIEW

Skullcandy’s stock has performed poorly over the past year due to short-term concerns. We look beyond the near-term and see an opportunity to own a well-recognized brand that is conservatively managed. With a strong balance sheet, our investment thesis rests on the potential margin of safety provided by the discount to intrinsic value and the upside potential of solid long-term growth opportunities in both international and domestic markets. As of December 31, 2015, shares traded at $4.73, significantly below our estimate of fair value.

+
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

24	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/15	Low	High	2013 actual calendar	2014 actual calendar	2015 estimated calendar	2013 actual P/E	2014 actual P/E	2015 estimated P/E	Market cap. ($MM)
Lazard Ltd	LAZ	45.01	41.19	59.82	2.01	3.20	3.74	22.4	14.1	12.0	5,841
TEGNA, Inc.	TGNA	25.52	21.30	38.48	N/A	N/A	2.48	N/A	N/A	10.3	5,658
Interpublic Group of Cos., Inc.	IPG	23.28	18.16	23.80	0.88	1.07	1.38	26.5	21.8	16.9	9,460
J.M. Smucker Co.	SJM	123.34	97.28	125.33	6.18	6.14	7.27	20.0	20.1	17.0	14,761
KKR & Co. L.P.	KKR	15.59	8.00	25.04	2.99	1.84	1.94	5.2	8.5	8.0	7,245
International Speedway Corp.	ISCA	33.72	28.54	38.27	0.97	1.45	1.54	34.8	23.3	21.9	900
Charles River Laboratories Intl, Inc.	CRL	80.39	59.99	84.69	2.93	3.46	4.04	27.4	23.2	19.9	3,748
Laboratory Corp. of America Holdings	LH	123.64	105.77	131.19	6.95	6.80	8.37	17.8	18.2	14.8	12,512
Brady Corp.	BRC	22.98	18.46	28.99	1.96	1.65	1.49	11.7	13.9	15.4	1,081
Royal Caribbean Cruises Ltd.	RCL	101.21	65.91	103.40	2.39	3.47	5.89	42.3	29.2	17.2	22,266
Anixter Intl Inc.	AXE	60.39	55.71	89.25	6.25	6.09	5.16	9.7	9.9	11.7	1,991
CBRE Group, Inc.	CBG	34.58	30.85	39.77	1.59	1.94	2.47	21.7	17.8	14.0	11,555
JLL	JLL	159.86	141.07	179.97	6.45	8.84	10.67	24.8	18.1	15.0	7,200
Mattel, Inc.	MAT	27.17	19.45	31.25	2.64	1.57	1.46	10.3	17.3	18.6	9,220
Kennametal Inc.	KMT	19.20	17.71	39.91	2.69	2.60	1.07	7.1	7.4	17.9	1,528
Mohawk Industries, Inc.	MHK	189.39	151.15	212.16	6.84	8.42	11.34	27.7	22.5	16.7	14,001
Dun & Bradstreet Corp.	DNB	103.93	100.02	137.25	7.87	7.73	8.14	13.2	13.4	12.8	3,755
Bristow Group Inc.	BRS	25.90	21.93	66.20	3.78	4.44	2.76	6.9	5.8	9.4	905
Meredith Corp.	MDP	43.25	38.80	57.22	3.03	3.27	3.59	14.3	13.2	12.0	1,630
First American Financial Corp.	FAF	35.90	32.59	43.16	1.72	2.04	2.72	20.9	17.6	13.2	3,904
Simpson Manufacturing Co., Inc.	SSD	34.15	31.16	38.45	1.17	1.56	1.72	29.2	21.9	19.9	1,649
Bio-Rad Laboratories, Inc.	BIO	138.66	112.51	152.38	5.25	5.28	5.46	26.4	26.3	25.4	3,352
MTS Systems Corp.	MTSC	63.41	54.35	77.39	3.83	3.55	3.61	16.6	17.9	17.6	940
Janus Capital Group Inc.	JNS	14.09	13.12	18.98	0.71	0.84	1.08	19.8	16.8	13.0	2,603
Snap-on Inc.	SNA	171.43	129.14	174.52	5.88	6.94	8.86	29.2	24.7	19.3	9,951
U.S. Silica Holdings, Inc.	SLCA	18.73	13.48	40.17	1.41	2.23	0.45	13.3	8.4	41.6	1,000
Western Union Co.	WU	17.91	16.73	22.84	1.52	1.70	1.87	11.8	10.5	9.6	9,050
Littelfuse, Inc.	LFUS	107.01	82.53	114.90	4.58	5.09	6.00	23.4	21.0	17.8	2,386
MSG Networks Inc	MSGN	20.80	16.95	87.27	N/A	N/A	1.94	N/A	N/A	10.7	1,272
Media General Inc.	MEG	16.15	9.74	17.60	0.57	0.86	1.33	28.3	18.8	12.1	2,065
The Madison Square Garden Co	MSG	161.80	148.95	184.67	N/A	N/A	1.02	N/A	N/A	158.6	3,308
Zebra Technologies Corp.	ZBRA	69.65	63.92	119.47	2.94	3.50	6.97	23.7	19.9	10.0	3,629
Blount Intl, Inc.	BLT	9.81	5.08	17.72	0.84	1.10	0.81	11.7	8.9	12.1	473
Newell Rubbermaid Inc.	NWL	44.08	36.33	50.90	1.83	2.00	2.54	24.1	22.0	17.4	11,778
Sotheby’s	BID	25.76	25.49	47.28	1.88	2.05	2.60	13.7	12.6	9.9	1,722
Gannett Co. Inc.	GCI	16.29	10.75	17.91	N/A	N/A	1.56	N/A	N/A	10.4	1,874
Fair Isaac Corp.	FICO	94.18	69.44	97.56	2.90	3.05	3.39	32.5	30.9	27.8	2,927
Contango Oil & Gas Co.	MCF	6.41	5.73	33.17	2.56	(1.15)	(2.20)	2.5	NM	NM	124
Graham Holdings Co.	GHC	484.97	468.51	1119.54	33.64	43.29	28.30	14.4	11.2	17.1	2,365
Note: Holdings are as of December 31, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2015 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/15	Low	High	2013 actual calendar	2014 actual calendar	2015 estimated calendar	2013 actual P/E	2014 actual P/E	2015 estimated P/E	Market cap. ($MM)
Stanley Black & Decker, Inc.	SWK	106.73	90.08	111.18	5.90	6.41	6.51	18.1	16.7	16.4	15,980
Zimmer Biomet Holdings, Inc.	ZBH	102.59	88.77	121.84	6.15	6.46	7.45	16.7	15.9	13.8	20,906
AFLAC Inc.	AFL	59.90	51.41	66.53	6.18	6.19	6.32	9.7	9.7	9.5	25,562
J.M. Smucker Co.	SJM	123.34	97.28	125.33	6.18	6.14	7.27	20.0	20.1	17.0	14,761
Northern Trust Corp.	NTRS	72.09	61.10	79.25	3.04	3.41	3.85	23.7	21.1	18.7	16,669
Interpublic Group of Cos., Inc.	IPG	23.28	18.16	23.80	0.88	1.07	1.38	26.5	21.8	16.9	9,460
Laboratory Corp. of America Holdings	LH	123.64	105.77	131.19	6.95	6.80	8.37	17.8	18.2	14.8	12,512
Omnicom Group Inc.	OMC	75.66	64.12	80.98	4.09	4.43	4.96	18.5	17.1	15.3	18,329
First American Financial Corp.	FAF	35.90	32.59	43.16	1.72	2.04	2.72	20.9	17.6	13.2	3,904
Western Union Co.	WU	17.91	16.73	22.84	1.52	1.70	1.87	11.8	10.5	9.6	9,050
Bristow Group Inc.	BRS	25.90	21.93	66.20	3.78	4.44	2.76	6.9	5.8	9.4	905
Lazard Ltd	LAZ	45.01	41.19	59.82	2.01	3.20	3.74	22.4	14.1	12.0	5,841
Kennametal Inc.	KMT	19.20	17.71	39.91	2.69	2.60	1.07	7.1	7.4	17.9	1,528
Illinois Tool Works Inc.	ITW	92.68	78.79	100.14	4.01	5.09	5.82	23.1	18.2	15.9	33,688
Thermo Fisher Scientific Inc.	TMO	141.85	117.10	143.65	5.42	6.96	8.00	26.2	20.4	17.7	56,612
CBS Corp.	CBS	47.13	38.51	63.95	3.15	3.00	3.99	15.0	15.7	11.8	20,440
Anixter Intl Inc.	AXE	60.39	55.71	89.25	6.25	6.09	5.16	9.7	9.9	11.7	1,991
Mattel, Inc.	MAT	27.17	19.45	31.25	2.64	1.57	1.46	10.3	17.3	18.6	9,220
St. Jude Medical, Inc.	STJ	61.77	59.88	80.84	3.96	4.38	4.30	15.6	14.1	14.4	17,460
Viacom, Inc.	VIAB	41.16	36.32	76.29	4.94	5.57	5.99	8.3	7.4	6.9	14,324
Snap-on Inc.	SNA	171.43	129.14	174.52	5.88	6.94	8.86	29.2	24.7	19.3	9,951
Franklin Resources, Inc.	BEN	36.82	34.62	55.91	3.50	3.79	2.90	10.5	9.7	12.7	22,147
JLL	JLL	159.86	141.07	179.97	6.45	8.84	10.67	24.8	18.1	15.0	7,200
Nordstrom, Inc.	JWN	49.81	49.34	83.16	3.74	3.75	3.77	13.3	13.3	13.2	9,158
National Oilwell Varco	NOV	33.49	32.89	66.02	5.17	6.07	2.24	6.5	5.5	15.0	12,584
International Speedway Corp.	ISCA	33.72	28.54	38.27	0.97	1.45	1.54	34.8	23.3	21.9	900
T. Rowe Price Group, Inc.	TROW	71.49	65.88	87.22	3.90	4.55	4.79	18.3	15.7	14.9	17,951
Progressive Corp.	PGR	31.80	25.23	33.95	1.57	1.90	2.29	20.3	16.7	13.9	18,578
KKR & Co. L.P.	KKR	15.59	8.00	25.04	2.99	1.84	1.94	5.2	8.5	8.0	7,245
Towers Watson	TW	128.46	110.16	141.88	5.70	6.00	7.92	22.5	21.4	16.2	8,921
Bio-Rad Laboratories, Inc.	BIO	138.66	112.51	152.38	5.25	5.28	5.46	26.4	26.3	25.4	3,352
Blackstone Group L.P.	BX	29.24	26.82	44.43	3.07	3.76	3.14	9.5	7.8	9.3	16,329
TEGNA, Inc.	TGNA	25.52	21.30	38.48	N/A	N/A	2.48	N/A	N/A	10.3	5,658
Newell Rubbermaid Inc.	NWL	44.08	36.33	50.90	1.83	2.00	2.54	24.1	22.0	17.4	11,778
Tiffany & Co.	TIF	76.29	71.80	107.88	3.73	4.20	4.27	20.5	18.2	17.9	9,781
Coach, Inc.	COH	32.73	27.22	43.87	3.41	2.51	1.96	9.6	13.0	16.7	9,083
The Madison Square Garden Co	MSG	161.80	148.95	184.67	N/A	N/A	1.02	N/A	N/A	158.6	3,308
CBRE Group, Inc.	CBG	34.58	30.85	39.77	1.59	1.94	2.47	21.7	17.8	14.0	11,555
Janus Capital Group Inc.	JNS	14.09	13.12	18.98	0.71	0.84	1.08	19.8	16.8	13.0	2,603
MSG Networks Inc	MSGN	20.80	16.95	87.27	N/A	N/A	1.94	N/A	N/A	10.7	1,272
Contango Oil & Gas Co.	MCF	6.41	5.73	33.17	2.56	(1.15)	(2.20)	2.5	NM	NM	124
Note: Holdings are as of December 31, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2015 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	12/31/15 (UNAUDITED)

Number of shares	Common stocks—98.47%	Value
	Consumer discretionary & services—32.20%
3,504,077	TEGNA, Inc.	$89,424,045
3,613,166	Interpublic Group of Cos., Inc.	84,114,505
2,304,085	International Speedway Corp., Class A	77,693,746
667,040	Royal Caribbean Cruises Ltd.	67,511,118
2,324,800	Mattel, Inc.	63,164,816
315,304	Mohawk Industries, Inc.(a)	59,715,425
1,334,908	Meredith Corp.	57,734,771
1,769,574	MSG Networks Inc.(a)	36,807,139
2,249,089	Media General Inc.(a)	36,322,787
192,424	Madison Square Garden Co., Class A(a)	31,134,203
472,954	Newell Rubbermaid Inc.	20,847,812
775,065	Sotheby’s	19,965,674
1,080,710	Gannett Co., Inc.	17,604,766
19,883	Graham Holdings Co., Class B	9,642,659
		671,683,466
	Consumer staples—3.86%
652,045	J.M. Smucker Co.	80,423,230

	Energy—0.59%
1,928,817	Contango Oil & Gas Co.(a)(b)	12,363,717

	Financial services—25.37%
2,170,103	Lazard Ltd, Class A	97,676,336
5,029,539	KKR & Co. L.P.	78,410,513
1,847,953	CBRE Group, Inc., Class A(a)	63,902,215
399,699	JLL	63,895,882
561,678	Dun & Bradstreet Corp.	58,375,195
1,606,688	First American Financial Corp.	57,680,099
3,800,516	Janus Capital Group Inc.	53,549,271
2,310,754	Western Union Co.	41,385,604
150,163	Fair Isaac Corp.	14,142,351
		529,017,466
	Health care—9.64%
914,226	Charles River Laboratories Intl, Inc.(a)	73,494,628
576,800	Laboratory Corp. of America Holdings(a)	71,315,552
406,443	Bio-Rad Laboratories, Inc.(a)	56,357,386
		201,167,566
	Materials & processing—4.89%
1,673,897	Simpson Manufacturing Co., Inc.	57,163,583
2,395,217	U.S. Silica Holdings, Inc.	44,862,414
		102,025,997

800.292.7435	27

Ariel Fund schedule of investments (continued)	12/31/15 (UNAUDITED)

Number of shares	Common stocks—98.47%	Value
	Producer durables—18.70%
3,081,562	Brady Corp., Class A	$70,814,295
3,279,341	Kennametal Inc.	62,963,347
2,237,960	Bristow Group Inc.(b)	57,963,164
856,616	MTS Systems Corp.(b)	54,318,021
270,113	Snap-on Inc.	46,305,472
362,266	Littelfuse, Inc.	38,766,085
425,666	Zebra Technologies Corp.(a)	29,647,637
2,981,301	Blount Intl, Inc.(a)(b)	29,246,563
		390,024,584
	Technology—3.22%
1,112,903	Anixter Intl Inc.(a)	67,208,212

	Total common stocks (Cost $1,511,531,712)	2,053,914,238

Principal amount	Repurchase agreement—0.93%	Value
$19,437,902	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price $19,437,902, (collaterized by Federal Home Loan Bank, value $2,639,275, 3.30%, due 08/27/2032; Federal National Mortgage Assoc., value $2,508,975, 6.63%, due 11/15/2030; Federal National Mortgage Assoc., value $14,680,188, 2.63%, due 09/06/2024) (Cost $19,437,902)	$19,437,902
	Total Investments—99.40% (Cost $1,530,969,614)	2,073,352,140
	Other Assets less Liabilities—0.60%	12,613,540
	Net Assets—100.00%	$2,085,965,680

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	12/31/15 (UNAUDITED)

Number of shares	Common stocks—99.63%	Value
	Consumer discretionary & services—25.76%
3,049,030	Interpublic Group of Cos., Inc.	$70,981,418
912,400	Omnicom Group Inc.	69,032,184
1,160,000	CBS Corp., Class B	54,670,800
1,912,500	Mattel, Inc.	51,962,625
1,186,800	Viacom, Inc., Class B	48,848,688
694,500	Nordstrom, Inc.	34,593,045
900,858	International Speedway Corp., Class A	30,376,932
778,300	TEGNA, Inc.	19,862,216
419,600	Newell Rubbermaid Inc.	18,495,968
241,400	Tiffany & Co.	18,416,406
531,705	Coach, Inc.	17,402,705
104,566	Madison Square Garden Co., Class A(a)	16,918,779
313,700	MSG Networks Inc.(a)	6,524,960
		458,086,726
	Consumer staples—4.25%
612,575	J.M. Smucker Co.	75,555,000

	Energy—1.98%
938,700	National Oilwell Varco	31,437,063
586,482	Contango Oil & Gas Co.(a)	3,759,350
		35,196,413
	Financial services—30.48%
1,278,900	AFLAC Inc.	76,606,110
1,025,500	Northern Trust Corp.	73,928,295
1,797,600	First American Financial Corp.	64,533,840
3,585,600	Western Union Co.	64,218,096
1,291,320	Lazard Ltd, Class A	58,122,313
1,248,300	Franklin Resources, Inc.	45,962,406
234,400	JLL	37,471,184
367,100	T. Rowe Price Group, Inc.	26,243,979
787,600	Progressive Corp.	25,045,680
1,599,168	KKR & Co. L.P.	24,931,029
741,200	Blackstone Group L.P.	21,672,688
423,250	CBRE Group, Inc., Class A(a)	14,635,985
609,242	Janus Capital Group Inc.	8,584,220
		541,955,825
	Health care—15.80%
785,300	Zimmer Biomet Holdings, Inc.	80,563,927
569,800	Laboratory Corp. of America Holdings(a)	70,450,072
389,754	Thermo Fisher Scientific Inc.	55,286,605
817,300	St. Jude Medical, Inc.	50,484,621
174,125	Bio-Rad Laboratories, Inc.(a)	24,144,172
		280,929,397

800.292.7435	29

Ariel Appreciation Fund schedule of investments (continued)	12/31/15 (UNAUDITED)

Number of shares	Common stocks—99.63%	Value
	Producer durables—18.42%
772,199	Stanley Black & Decker, Inc.	$82,416,799
2,271,264	Bristow Group Inc.(b)	58,825,738
2,950,500	Kennametal Inc.	56,649,600
610,950	Illinois Tool Works Inc.	56,622,846
280,400	Snap-on Inc.	48,068,972
193,400	Towers Watson, Class A	24,844,164
		327,428,119
	Technology—2.94%
864,400	Anixter Intl Inc.(a)	52,201,116

	Total common stocks (Cost $1,282,618,622)	1,771,352,596

Principal amount	Repurchase agreement—0.21%	Value
$3,708,055	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price $3,708,055, (collaterized by Federal National Mortgage Assoc., value $3,784,656, 2.63%, due 09/06/2024) (Cost $3,708,055)	$3,708,055

	Total Investments—99.84% (Cost $1,286,326,677)	1,775,060,651

	Other Assets Less Liabilities—0.16%	2,813,908
	Net Assets—100.00%	$1,777,874,559

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	12/31/15 (UNAUDITED)

Number of shares	Common stocks —98.76%	Value
	Consumer discretionary & services—7.19%
27,800	Bed Bath & Beyond Inc.(a)	$1,341,350
19,300	Newell Rubbermaid Inc.	850,744
120,800	Pier 1 Imports, Inc.	614,872
37,400	Apollo Education Group, Inc., Class A(a)	286,858
		3,093,824
	Energy—10.98%
24,100	Exxon Mobil Corp.	1,878,595
48,600	National Oilwell Varco	1,627,614
20,200	Apache Corp.	898,294
71,700	Chesapeake Energy Corp.(a)	322,650
		4,727,153
	Financial services—25.18%
135,600	Western Union Co.	2,428,596
9,800	Goldman Sachs Group, Inc.	1,766,254
48,250	Morgan Stanley	1,534,833
23,200	JPMorgan Chase & Co.	1,531,896
32,700	Bank of New York Mellon Corp.	1,347,894
36,800	Progressive Corp.	1,170,240
67,900	KKR & Co. L.P.	1,058,561
		10,838,274
	Health care—18.80%
16,000	Laboratory Corp. of America Holdings(a)	1,978,240
17,800	Johnson & Johnson	1,828,416
17,000	Zimmer Biomet Holdings, Inc.	1,744,030
72,300	Hanger, Inc.(a)	1,189,335
18,000	Baxter International Inc.	686,700
10,800	St. Jude Medical, Inc.	667,116
		8,093,837
	Materials & processing—6.21%
61,000	Mosaic Co.	1,682,990
134,282	Barrick Gold Corp.	991,001
		2,673,991
	Producer durables—14.05%
24,700	Stanley Black & Decker, Inc.	2,636,231
11,200	Lockheed Martin Corp.	2,432,080
51,100	Kennametal Inc.	981,120
		6,049,431
	Technology—16.35%
64,200	Oracle Corp.	2,345,226
15,900	International Business Machines Corp.	2,188,158
24,400	Microsoft Corp.	1,353,712
19,100	Anixter Intl Inc.(a)	1,153,449
		7,040,545
	Total common stocks (Cost $41,945,254)	42,517,055

Principal amount	Repurchase agreement—1.30%	Value
$560,724	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price $560,724, (collaterized by Federal National Mortgage Assoc., value $575,594, 2.63%, due 09/06/2024) (Cost $560,724)	$560,724

	Total Investments—100.06% (Cost $42,505,978)	43,077,779

	Liabilities less Other Assets—(0.06)%	(27,172)
	Net Assets—100.00%	$43,050,607

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435	31

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks—95.17%	Value
	Consumer discretionary & services—22.36%
245,800	Century Casinos, Inc.(a)	$1,912,324
200,274	Rosetta Stone Inc.(a)	1,339,833
73,902	XO Group Inc.(a)	1,186,866
23,000	International Speedway Corp., Class A	775,560
123,100	Gaiam, Inc., Class A(a)	768,144
39,900	Superior Industries Intl, Inc.	734,958
294,775	Leapfrog Enterprises, Inc.(a)	209,290
26,470	Skullcandy Inc.(a)	125,203
		7,052,178
	Energy—5.54%
76,600	Gulf Island Fabrication, Inc.	801,236
75,254	Contango Oil & Gas Co.(a)	482,378
92,500	Mitcham Industries, Inc.(a)	278,425
89,136	Broadwind Energy, Inc.(a)	185,403
		1,747,442
	Financial services—9.90%
401,618	Cowen Group, Inc., Class A(a)	1,538,197
23,800	First American Financial Corp.	854,420
30,500	Capital Southwest Corp.	423,340
9,500	MB Financial, Inc.	307,515
		3,123,472
	Health care—2.42%
160,100	Kindred Biosciences, Inc.(a)	544,340
537,100	Vical Inc.(a)	220,211
		764,551
	Materials & processing—8.68%
81,431	Landec Corp.(a)	963,329
216,236	Rentech, Inc.(a)	761,151
288,191	Orion Energy Systems, Inc(a)	625,374
11,373	Simpson Manufacturing Co., Inc.	388,388
		2,738,242
	Producer durables—14.30%
240,925	Spartan Motors Inc.	749,277
81,400	Electro Rent Corp.	748,880
26,800	Bristow Group Inc.	694,120
101,146	Furmanite Corp.(a)	673,632
17,500	Brink’s Co.	505,050
13,939	Team, Inc.(a)	445,490
10,300	CSW Industrials Inc.(a)	388,001
149,646	Erickson Inc.(a)	308,271
		4,512,721
	Technology—22.25%
411,300	RealNetworks, Inc.(a)	1,748,025
186,400	Seachange Intl, Inc.(a)	1,256,336
82,900	Brooks Automation, Inc.	885,372
189,180	PCTEL, Inc.	860,769
569,390	Imation Corp.(a)	780,064
135,140	Telenav Inc.(a)	768,947
84,800	Electro Scientific Industries, Inc.(a)	440,112
245,200	Rubicon Technology, Inc.(a)	279,528
		7,019,153

32	ARIELINVESTMENTS.COM

12/31/15 (UNAUDITED)

Number of shares	Common stocks—95.17%	Value
	Utilities—9.72%
311,886	ORBCOMM, Inc.(a)	$2,258,055
1,615,412	Pendrell Corp.(a)	809,483
		3,067,538
	Total common stocks (Cost $42,833,138)	30,025,297

Principal amount	Repurchase agreement—4.54%	Value
$1,431,536	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price $1,431,536, (collaterized by Federal National Mortgage Assoc., value $1,461,906, 2.63%, due 09/06/2024) (Cost $1,431,536)	$1,431,536
	Total Investments—99.71% (Cost $44,264,674)	31,456,833
	Other Assets less Liabilities—0.29%	92,965
	Net Assets—100.00%	$31,549,798

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

800.292.7435	33

Ariel International Fund schedule of investments

Number of shares	Common stocks—80.20%	Value
	Austria—0.30%
6,165	Vienna Insurance Group	$168,629

	Canada—2.58%
23,805	Rogers Communications Inc.	820,969
15,670	IGM Financial Inc.	400,215
8,369	Suncor Energy, Inc.	216,044
		1,437,228
	Chile—0.16%
4,902	Banco Santander-Chile ADR	86,471

	China—8.68%
36,294	China Mobile Ltd. ADR	2,044,441
10,368	Baidu, Inc. ADR(a)	1,959,967
63,500	China Mobile Ltd.	716,931
110,000	Lenovo Group Ltd	111,703
		4,833,042
	Finland—4.33%
314,672	Nokia Corp. ADR	2,208,997
28,466	Nokia Corp.	201,383
		2,410,380
	France—4.13%
11,562	Michelin (CGDE)	1,104,464
14,329	BNP Paribas SA	813,328
4,525	Eutelsat Communications	135,724
1,009	Euler Hermes Group	97,142
744	L’Air Liquide SA	83,805
1,327	Technip SA	65,955
		2,300,418
	Germany—10.59%
31,572	Deutsche Boerse AG	2,775,214
45,968	Dialog Semiconductor plc(a)	1,533,889
247,999	Telefonica Deutschland GmbH & Co.	1,308,115
2,223	SAP SE	176,402
3,046	Deutsche Post AG	85,159
291	BASF SE	22,168
		5,900,947
	Hong Kong—0.39%
316,321	Li & Fung Ltd	215,505

	Ireland—0.46%
2,971	Ryanair Holdings plc ADR(a)	256,873

	Israel—0.43%
69,223	Bank Leumi Le-Israel BM(a)	240,172

	Italy—0.90%
77,085	Snam SpA	402,302
1,927	DiaSorin SpA	101,209
		503,511

34	ARIELINVESTMENTS.COM

12/31/15 (UNAUDITED)

Number of shares	Common stocks—80.20%	Value
	Japan—12.24%
9,000	Shimamura Co., Ltd.	$1,053,982
14,700	Toyota Motor Corp.	905,211
122,700	Anritsu Corp.	803,938
5,800	Nintendo Co., Ltd.	797,558
23,700	Canon Inc.	716,926
51,400	Nikon Corp.	688,424
5,500	Daito Trust Construction Co., Ltd.	635,308
17,201	Canon Inc. ADR	518,266
13,400	Japan Tobacco Inc.	491,964
1,677	Toyota Motor Corp. ADR	206,338
		6,817,915
	Luxembourg—0.27%
1,559	RTL Group(b)	129,826
268	RTL Group(c)	22,426
		152,252
	Netherlands—4.38%
103,689	Ahold N.V.	2,194,521
4,118	Gemalto N.V.	247,346
		2,441,867
	Singapore—0.42%
17,100	United Overseas Bank Ltd.	236,498

	Spain—0.67%
6,384	Tecnicas Reunidas SA	241,783
26,195	Banco Popular Español SA	86,626
4,469	Banco Santander SA(a)	22,137
1,052	Endesa SA	21,179
		371,725
	Sweden—0.45%
7,075	H&M Hennes & Mauritz AB, Class B	251,660

	Switzerland—8.20%
8,694	Roche Holding AG	2,409,180
2,535	Swisscom AG	1,268,525
217	SGS SA	412,409
13,817	UBS AG	268,042
1,526	Nestle SA	113,283
640	Novartis AG	55,066
87	Zurich Insurance Group Ltd	22,350
1,243	ABB Ltd.	22,185
		4,571,040
	United Arab Emirates—0.08%
133,741	Dubai Financial Market	44,787

800.292.7435	35

Ariel International Fund schedule of investments (continued)	12/31/15 (UNAUDITED)

Number of shares	Common stocks—80.20%	Value
	United Kingdom—16.60%
21,231	Reckitt Benckiser Group plc	$1,965,874
39,823	GlaxoSmithKline plc ADR	1,606,858
72,532	GlaxoSmithKline plc	1,468,103
148,146	HSBC Holdings plc	1,171,044
5,302	British American Tobacco plc ADR	585,606
72,647	British Telecom Group plc	505,173
10,311	HSBC Holdings plc ADR	406,975
30,675	IMI plc	389,580
61,177	Countrywide plc	360,207
4,917	Royal Dutch Shell plc ADR	225,149
6,070	BT Group plc ADR	210,083
5,655	Diageo plc	154,769
10,604	IG Group Holdings plc	125,450
1,637	Royal Dutch Shell plc, Class A	36,826
319	Diageo plc ADR	34,793
		9,246,490
	United States—3.94%
15,614	Philip Morris Intl, Inc.	1,372,627
10,936	Markit Ltd.(a)	329,939
2,499	Harman Intl Industries, Inc.	235,431
2,026	Core Laboratories N.V.	220,307
613	AFLAC Inc.	36,719
		2,195,023
	Total common stocks (Cost $44,617,028)	44,682,433

Number of shares	Investment companies—8.63%	Value
	Exchange Traded Funds—8.63%
86,580	Vanguard MSCI EAFE ETF	$3,179,218
52,452	iShares MSCI Switzerland Cap ETF	1,628,110
		4,807,328
	Total Investment companies (Cost $4,846,573)	4,807,328

Principal amount	Repurchase agreement—4.88%	Value
$2,717,755	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price $2,717,755, (collaterized by Federal National Mortgage Assoc., value $2,776,094, 2.63%, due 09/06/2024) (Cost $2,717,755)	$2,717,755
	Total Investments—93.71% (Cost $52,181,356)	52,207,516
	Cash, Foreign Currency, Other Assets less Liabilities—6.29%	3,506,901
	Net Assets—100.00%	$55,714,417

(a)Non-income producing.
(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/15 (UNAUDITED)

Number of shares	Common stocks—91.75%	Value
	Brazil—0.47%
46,989	Itau Unibanco Holding SA ADR	$305,898

	Canada—1.66%
22,231	Rogers Communications Inc.	766,686
9,585	IGM Financial Inc.	244,803
2,315	Suncor Energy, inc.	59,761
		1,071,250
	Chile—0.97%
35,471	Banco Santander-Chile ADR	625,708

	China—11.36%
21,553	Baidu, Inc. ADR(a)	4,074,379
170,000	China Mobile Ltd.	1,919,343
22,651	China Mobile Ltd. ADR	1,275,931
66,000	Lenovo Group Ltd	67,022
		7,336,675
	Finland—2.13%
160,561	Nokia Corp. ADR	1,127,138
34,994	Nokia Corp.	247,566
		1,374,704
	France—3.39%
16,850	Michelin (CGDE)	1,609,601
8,115	BNP Paribas SA	460,615
1,050	L’Air Liquide SA	118,274
		2,188,490
	Germany—5.68%
25,076	Deutsche Boerse AG	2,204,208
152,833	Telefonica Deutschland GmbH & Co.	806,145
19,644	Dialog Semiconductor plc(a)	655,493
		3,665,846
	Hong Kong—0.26%
250,000	Li & Fung Ltd	170,321

	Israel—0.14%
25,721	Bank Leumi Le-Israel BM(a)	89,240

	Italy—0.34%
42,008	Snam SpA	219,237

	Japan—5.88%
5,500	Shimamura Co., Ltd.	644,100
47,700	Nikon Corp.	638,868
8,700	Toyota Motor Corp.	535,737
3,900	Daito Trust Construction Co., Ltd.	450,491
3,150	Nintendo Co., Ltd.	433,157
13,300	Canon Inc.	402,325
10,900	Japan Tobacco Inc.	400,180
22,600	Anritsu Corp.	148,077
1,155	Toyota Motor Corp. ADR	142,111
		3,795,046

800.292.7435	37

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks—91.75%	Value
	Mexico—0.20%
15,029	Santander Mexico Financial Group ADR	$130,301

	Netherlands—2.12%
51,918	Ahold N.V.	1,098,816
4,498	Gemalto N.V.	270,171
		1,368,987
	Peru—0.14%
905	Credicorp Ltd.	88,075

	Singapore—0.26%
12,300	United Overseas Bank Ltd.	170,113

	Spain—0.27%
3,726	Tecnicas Reunidas SA	141,116
1,498	Endesa SA	30,158
		171,274

	Sweden—0.09%
1,596	H&M Hennes & Mauritz AB, Class B	56,770

	Switzerland—6.70%
11,409	Roche Holding AG	3,161,530
2,263	Swisscom AG	1,132,415
17	SGS SA	32,309
		4,326,254
	Thailand—0.05%
7,100	Kasikornbank PLC	29,347

	Turkey—0.25%
15,500	Turkcell Iletisim Hizmetleri AS ADR	131,595
12,575	Turkiye Garanti Bankasi AS	30,700
		162,295
	United Kingdom—8.47%
50,512	GlaxoSmithKline plc ADR	2,038,159
79,279	GlaxoSmithKline plc	1,604,668
86,458	HSBC Holdings plc	683,421
5,236	Reckitt Benckiser Group plc	484,825
5,694	HSBC Holdings plc ADR	224,742
29,536	British Telecom Group plc	205,388
6,570	Diageo plc	179,811
3,920	IMI plc	49,785
		5,470,799

38	ARIELINVESTMENTS.COM

12/31/15 (UNAUDITED)

Number of shares	Common stocks—91.75%	Value
	United States—40.92%
43,320	Gilead Sciences, Inc.	$4,383,551
72,383	Microsoft Corp.	4,015,809
50,447	Southern Co.	2,360,415
44,528	Verizon Communications Inc.	2,058,084
21,261	Harman Intl Industries, Inc.	2,002,999
18,860	Philip Morris Intl, Inc.	1,657,983
20,311	Quest Diagnostics Inc.	1,444,925
12,690	Johnson & Johnson	1,303,517
66,451	Tumi Holdings Inc.(a)	1,105,080
22,018	U.S. Bancorp	939,508
66,019	Ruckus Wireless, Inc.(a)	707,063
5,865	Core Laboratories N.V.	637,760
7,681	Schlumberger Ltd.	535,750
111,866	Acacia Research Corp.	479,905
38,707	QLogic Corp.(a)	472,225
3,130	Berkshire Hathaway Inc., Class B(a)	413,285
4,372	American Express Co.	304,073
8,528	Coach, Inc.	279,121
4,461	Wal-Mart Stores, Inc.	273,459
2,666	Ansys, Inc.(a)	246,605
7,305	EMC Corp.	187,592
1,563	Rockwell Collins, Inc.	144,265
1,698	Occidental Petroleum Corp.	114,802
923	Accenture plc, Class A	96,454
1,001	The PNC Financial Service Group, Inc.	95,405
1,275	EOG Resources Inc.	90,257
618	AFLAC Inc.	37,018
524	Cullen/Frost Bankers, Inc.	31,440
		26,418,350
	Total common stocks (Cost $55,146,129)	59,234,980

Principal amount	Repurchase agreement—4.83%	Value
$3,119,107	Fixed Income Clearing Corporation, 0.03%, dated 12/31/2015, due 01/04/2016, repurchase price$3,119,107, (collaterized by Federal National Mortgage Assoc., value $3,183,594, 2.63%, due 09/06/2024) (Cost $3,119,107)	$3,119,107
	Total Investments—96.58% (Cost $58,265,236)	62,354,087
	Cash, Foreign Currency, Other Assets less Liabilities—3.42%	2,204,230
	Net Assets—100.00%	$ 64,558,317

(a)Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435	39

Notes to schedules of investments

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant policies related to investments of the Funds held at December 31, 2015.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2015 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,053,914,238	$1,771,352,596	$42,517,055	$30,025,297

Level 2*	19,437,902	3,708,055	560,724	1,431,536

Level 3	—	—	—	—
Fair value at 12/31/15	$2,073,352,140	$1,775,060,651	$43,077,779	$31,456,833

40	ARIELINVESTMENTS.COM

12/31/15 (UNAUDITED)

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$1,919,888	$3,029,103	$—	$4,948,991
Consumer staples	6,308,190	605,247	—	6,913,437
Energy	1,006,064	—	—	1,006,064
Financials	4,457,710	3,869,543	—	8,327,253
Health care	3,130,027	2,510,389	—	5,640,416
Industrials	646,453	519,753	—	1,166,206
Information technology	5,046,279	4,230,096	—	9,276,375
Materials	83,805	22,168	—	105,973
Telecommunication services	4,297,597	2,576,640	—	6,874,237
Utilities	21,179	402,302	—	423,481
Total common stocks	$26,917,192	$17,765,241	$—	$44,682,433
Exchange traded funds	4,807,328	—	—	4,807,328
Repurchase agreement	—	2,717,755	—	2,717,755
Total investments	$31,724,520	$20,482,996	$—	$52,207,516
Other financial instruments
Forward currency contracts+	$—	$104,285	$—	$104,285

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$5,309,234	$1,875,476	$—	$7,184,710
Consumer staples	3,694,894	400,180	—	4,095,074
Energy	1,579,446	—	—	1,579,446
Financials	4,874,347	2,684,046	—	7,558,393
Health care	10,774,820	3,161,530	—	13,936,350
Industrials	673,954	32,309	—	706,263
Information technology	11,264,458	1,886,617	—	13,151,075
Materials	118,274	—	—	118,274
Telecommunication services	6,357,026	1,938,559	—	8,295,585
Utilities	2,390,573	219,237	—	2,609,810
Total common stocks	$47,037,026	$12,197,954	$—	$59,234,980
Repurchase agreement	—	3,119,107	—	3,119,107
Total investments	$47,037,026	$15,317,061	$—	$62,354,087
Other financial instruments
Forward currency contracts+	$—	$130,985	$—	$130,985

	Ariel International Fund	Ariel Global Fund
Transfers into Level 1	$—	$—
Transfers out of Level 1	17,765,241	12,197,954
Transfers into Level 2	17,765,241	12,197,954
Transfers out of Level 2	—	—

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund. Transfers between levels are recognized at the end of the reporting period.

* As of December 31, 2015, the only Level 2 investments held were repurchase agreements, fair valued securities and forward currency contracts. See Schedule of Investments.

+ Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

800.292.7435	41

Notes to schedules of investments (continued)

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gains (losses) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances will hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the three months ended December 31, 2015, with affiliated companies:

	Share activity				Three months ended December 31, 2015
Security name	Balance September 30, 2015	Purchases	Sales	Balance December 31, 2015	Market value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	$ 12,363,717	$—	$—
Blount International Inc.	4,821,901	3,000	1,843,600	2,981,301	29,246,563	—	(12,528,074)
MTS Systems Corp.	856,616	—	—	856,616	54,318,021	256,985	—
Bristow Group Inc.	2,067,460	170,500	—	2,237,960	57,963,164	702,936	—
					$153,891,465	$959,921	$(12,528,074)
Ariel Appreciation Fund
Bristow Group, Inc.	1,973,718	297,546	—	2,271,264	$58,825,738	$671,064	$—

NOTE FOUR | FEDERAL INCOME TAXES
At December 31, 2015, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,571,906,395	$1,300,284,583	$43,339,011	$44,685,747	$52,297,324	$58,395,945
Gross unrealized appreciation	799,536,474	703,992,729	9,620,690	3,615,277	1,838,711	8,211,664
Gross unrealized depreciation	(298,090,729)	(229,216,661)	(9,881,922)	(16,844,191)	(1,928,519)	(4,253,522)
Net unrealized appreciation (depreciation)	$501,445,745	$474,776,068	$(261,232)	$(13,228,914)	$(89,808)	$3,958,142

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

42	ARIELINVESTMENTS.COM

12/31/15 (UNAUDITED)

NOTE FIVE | FORWARD CURRENCY CONTRACTS
At December 31, 2015, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

Contract settlement date	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
01/14/2016	SGD	72,539	USD	51,797	(655)
01/14/2016	JPY	28,186,029	USD	235,440	(885)
01/14/2016	AUD	192,829	USD	141,264	(810)
01/14/2016	JPY	45,179,498	USD	374,900	1,070
01/14/2016	SEK	1,003,396	USD	118,921	(25)
01/14/2016	EUR	93,487	USD	104,056	(2,435)
01/14/2016	NOK	616,841	USD	74,326	(4,645)
01/14/2016	AUD	319,147	USD	226,935	5,527
01/14/2016	SEK	1,517,654	USD	178,394	1,438
01/14/2016	JPY	39,069,577	USD	324,192	933
01/14/2016	AUD	32,007	CAD	30,521	1,256
01/14/2016	AUD	142,068	CAD	133,000	7,360
01/14/2016	AUD	100,920	CAD	95,040	4,822
01/14/2016	AUD	127,434	CAD	121,171	5,250
01/14/2016	EUR	282,420	CNH	1,983,777	5,459
01/14/2016	USD	128,549	CNH	819,823	3,937
02/04/2016	SEK	768,274	USD	90,314	780
02/04/2016	SGD	142,078	USD	101,249	(1,151)
02/04/2016	JPY	12,291,757	USD	101,971	358
02/04/2016	AUD	1,169,385	USD	831,000	19,875
02/04/2016	JPY	39,192,149	USD	325,174	1,102
02/04/2016	AUD	95,253	CAD	88,700	5,201
02/04/2016	AUD	96,649	CAD	90,000	5,277
02/04/2016	AUD	105,240	CAD	98,000	5,746
02/04/2016	USD	103,692	CNH	663,243	3,198
02/04/2016	USD	102,898	CNH	658,164	3,174
02/04/2016	JPY	36,650,631	EUR	275,403	5,602
02/04/2016	DKK	710,576	EUR	95,380	(166)
02/04/2016	DKK	630,615	EUR	84,647	(147)
02/04/2016	SEK	1,568,610	EUR	167,022	4,343
02/04/2016	GBP	150,693	EUR	210,299	(6,540)
02/04/2016	SGD	154,255	EUR	99,549	413
02/25/2016	AUD	247,125	USD	176,817	2,810
02/25/2016	JPY	73,556,538	USD	598,497	14,121
02/25/2016	SEK	1,181,937	USD	139,649	571
02/25/2016	AUD	327,545	CAD	320,352	6,531
02/25/2016	USD	44,442	CAD	59,352	1,542
03/15/2016	JPY	85,674,726	USD	710,957	2,987
03/15/2016	EUR	502,928	USD	554,555	(7,033)
03/15/2016	AUD	88,222	USD	63,218	848
03/15/2016	AUD	299,325	USD	215,805	1,561
03/15/2016	SEK	1,096,138	USD	129,483	629
03/15/2016	SGD	124,671	USD	88,559	(832)
03/15/2016	AUD	153,729	USD	110,699	937
03/15/2016	EUR	55,517	CAD	84,009	(286)
03/15/2016	AUD	289,769	CAD	285,000	4,418

800.292.7435	43

Notes to schedules of investments (continued)	12/31/15 (UNAUDITED)

Contract settlement date	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund continued
03/15/2016	EUR	70,710	CAD	107,000	(364)
03/15/2016	AUD	89,707	CAD	88,845	924
03/15/2016	USD	148,666	CNH	985,612	142
03/15/2016	USD	103,876	CNH	688,529	119
					$104,285
Ariel Global Fund
01/14/2016	USD	942,924	CHF	904,938	39,092
01/14/2016	USD	172,481	CNH	1,100,000	5,282
01/14/2016	USD	257,517	CNH	1,645,685	7,374
02/04/2016	AUD	412,256	GBP	190,026	19,808
02/04/2016	CAD	594,074	EUR	410,487	(17,061)
02/04/2016	DKK	2,018,391	EUR	270,975	(524)
02/04/2016	JPY	78,222,476	EUR	588,039	11,680
02/04/2016	AUD	417,129	CHF	291,480	12,128
02/04/2016	SEK	2,424,345	GBP	185,007	14,692
02/04/2016	AUD	1,182,863	EUR	761,513	32,496
02/04/2016	CAD	543,628	CHF	407,753	(14,716)
02/04/2016	SEK	1,763,804	EUR	187,988	4,685
02/04/2016	USD	124,085	CNH	793,500	3,855
02/04/2016	USD	153,073	CNH	978,872	4,756
02/04/2016	USD	23,803	CNH	152,216	740
02/04/2016	USD	154,108	CNH	985,493	4,788
03/15/2016	SGD	130,342	CHF	89,985	1,608
03/15/2016	USD	141,957	CNH	941,134	135
03/15/2016	USD	145,428	CNH	963,956	167
					$130,985

44	ARIELINVESTMENTS.COM

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
Stephen C. Mills*	General Manager, New York Knickerbockers
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust
Royce N. Flippin, Jr.	Trustees Emeritus
John G. Guffey, Jr.	(no Trustee duties or responsibilities)
H. Carl McCall
Bert N. Mitchell
* Independent Trustee

800.292.7435	45

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund and Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

*Previously, Ariel International Fund and Ariel Global Fund compared their returns to their respective MSCI indices utilizing only gross returns of the indices. Gross returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Beginning with the Funds’ 9/30/15 annual report, both Funds began comparing their returns to the net returns of the indices because we believe the net returns serve as better comparisons. Net returns are calculated as described above for each of the MSCI indices. For a period of one year, both gross and net returns will be shown in quarterly reports.

Indexes are unmanaged. An investor cannot invest directly in an index.

Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

46	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

What’s inside

●	2016 Outlook Read portfolio manager viewpoints, commentary and outlooks. Check out their personal stories and find out how their experiences have shaped their approach to investing.

●	Seeing Stars Learn more about our Morningstar RatingTM for Ariel International Fund and Ariel Global Fund. Find out where Portfolio Manager Rupal Bhansali is finding values overseas.

●
Ariel Fund Turns 30 Read more about our flagship fund and find out why  Portfolio Manager and Chief Investment Officer John Rogers is optimistic about the U.S. economy and, in the third sell off in a decade, is unambiguously declaring that  “we are all in.”

●	Fund Prospectuses Take a moment to review the updated summary prospectuses on each fund to understand the differences between our value, deep value and global strategies.

Thematerialsusedtoproducethis reportweresourcedresponsibly. The paper used along with the packaging are all recyclable.

Slow and steady wins the race.	TPI (53,000) ©02/16 AI–04